FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) August 13, 2002

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits. The following exhibits are being furnished under Item 9 of this report

Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002

Item 9. Regulation FD Disclosure

     On August 13, 2002, each of the principal executive officer, Jack O. Bovender, Jr., and principal financial officer, R. Milton Johnson, of HCA Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ JOHN M. FRANCK II

John M. Franck II Vice President and Corporate Secretary

DATED: August 13, 2002

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002